2025 Key Actions February 2025 Exhibit 99.1(b)

Celanese Corporation Disclosures Forward-Looking Statements This presentation may contain "forward-looking statements," which include information concerning Celanese Corporation’s (the “Company”) plans objectives, goals, strategies, future revenues, cash flow, financial performance, synergies, capital expenditures, deleveraging efforts, dividend policy, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this release. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; volatility or changes in the price and availability of raw materials and energy, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, carbon monoxide, wood pulp, hexamethylene diamine, Polyamide 66 ("PA66"), polybutylene terephthalate, ethanol, natural gas and fuel oil, and the prices for electricity and other energy sources; the ability to pass increases in raw materials prices, logistics costs and other costs on to customers or otherwise improve margins through price increases; the possibility that we will not be able to realize the anticipated benefits of the Mobility & Materials business (the "M&M Business") we acquired from DuPont de Nemours, Inc. (the "M&M Acquisition"), including synergies and growth opportunities, whether as a result of difficulties arising from the operation of the M&M Business or other unanticipated delays, costs, inefficiencies or liabilities; additional impairments of goodwill or intangible assets; increased commercial, legal or regulatory complexity of entering into, or expanding our exposure to, certain end markets and geographies; risks in the global economy and equity and credit markets and their potential impact on our ability to pay down debt in the future and/or refinance at suitable rates, in a timely manner, or at all; risks and costs associated with increased leverage from the M&M Acquisition, including increased interest expense and potential reduction of business and strategic flexibility; the ability to maintain plant utilization rates and to implement planned capacity additions, expansions and maintenance; the ability to reduce or maintain current levels of production costs and to improve productivity by implementing technological improvements to existing plants; increased price competition and the introduction of competing products by other companies; the ability to identify desirable potential acquisition or divestiture opportunities and to complete such transactions, including obtaining regulatory approvals, consistent with the Company's strategy; market acceptance of our products and technology; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, transportation, logistics or supply chain disruptions, cybersecurity incidents, terrorism or political unrest, public health crises, or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the direct or indirect consequences of acts of war or conflict (such as the Russia-Ukraine conflict or conflicts in the Middle East) or terrorist incidents or as a result of weather, natural disasters, or other crises; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the Company; changes in applicable tariffs, duties and trade agreements, tax rates or legislation throughout the world including, but not limited to, anti-dumping and countervailing duties, adjustments, changes in estimates or interpretations or the resolution of tax examinations or audits that may impact recorded or future tax impacts and potential regulatory and legislative tax developments in the United States and other jurisdictions; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; potential liability for remedial actions and increased costs under existing or future environmental, health and safety regulations, including those relating to climate change or other sustainability matters; potential liability resulting from pending or future claims or litigation, including investigations or enforcement actions, or from changes in the laws, regulations or policies of governments or other governmental activities, in the countries in which we operate; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry, and the success of our deleveraging efforts, as well as any changes to our credit ratings; changes in currency exchange rates and interest rates; tax rates and changes thereto; and various other factors discussed from time to time in the Company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Historical results should not be taken as an indication of the results of operations to be reported for any future period. Pro forma financial information herein is preliminary and subject to change. Presentation This document presents the Company’s two business segments, Engineered Materials and Acetyl Chain. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, may refer to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. 2

Discussion Topics 3 Company Overview Historical Financials Strategic Priorities

. . . A global chemical and specialty materials company that engineers and manufactures a variety of products essential to everyday living Company Snapshot 4 20+ COUNTRIES 56 MANUFACTURING SITES Dallas HEADQUARTERS ~$2.4B 2024 Operating EBITDA ~$10.3B 2024 NET SALES 12,163 GLOBAL EMPLOYEES * * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

$4.07 $4.50 $5.67 $6.02 $6.61 $7.51 $11.00 $9.53 $7.64 $18.12 $15.88 $8.92 $8.37 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1.3 1.4 1.6 1.5 1.6 1.7 2.2 1.8 1.5 2.8 2.6 2.4 2.4 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Committed to Taking Bold Action to Reestablish Industry Leadership and Lift Earnings We are committed to: • Reestablishing consistent earnings growth • Driving performance improvement and enhanced productivity • Returning Celanese to the upper tier of shareholder value creation Operating EBITDA ($B) Adjusted EPS 5* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. * * + 7% CAGR + 13% CAGR

Advancing Strategic Priorities to Realize Celanese’s Potential 6 INCREASE CASH FLOW to Deleverage the balance sheet DRIVE TOP-LINE GROWTH through Supercharging the pipeline & industry opportunities INTENSIFY COST REDUCTION by Driving productivity everyday

Refinance certain debt maturities and de-risk capital structure Actively pursue divestiture opportunities to advance deleveraging Reduce inventory in Engineered Materials (EM) by over $100M Post-integration inventory optimization Update lead times and service levels to better leverage our global footprint Reduce inventory further through a more contemporary, lower cost-to- serve distribution network Increase Cash Flow to Deleverage the Balance Sheet >$2B $ Reduced CapEx Spend Total Debt Retired $14.7B $13.7B 12.6B 2022 2023 2024 2025 PrioritiesActions Taken 7 $568M $435M $300-$350M 2023 2024 2025

Actions Taken Intensify Cost Reduction 13,263 12,410 12,163 ~11,850 Jan 2023 Jan 2024 Jan 2025 Jan 2025 11% 42 plants 34 plants Nov 2022 Feb-25 19% Implemented Workforce Reductions Engineered Materials Manufacturing Footprint $75 million in SG&A cost reductions underway with a goal of achieving top tier SG&A / sales Streamline Engineered Materials post-integration complexities to deliver $50 - $100M in annual savings Reduction of warehouses, distribution networks, and logistics Further manufacturing optimization Further deep dive assessments of all business aspects, including Review global deployment of resources to drive efficiency and better match to high growth opportunities Optimize use of low-cost locations for shared service centers 2025 Priorities Feb 2025 02/2025 8 12/31/2022 12/31/2023 12/31/2024

Actions Taken Drive Top-Line Growth Engineered Materials - Projects Won in High Growth Segments Percent increase 2024 vs 2023 Acetyl Chain – Unparalleled Optionality Drives Growth Align revenue enhancement model to global growth sectors Refocus on smaller volume, high-margin projects Deliver ~$200M of pipeline expansion and 10% improvement in win rate by 2026 in EM Fully exercise Acetyl Chain’s optionality to drive growth 2025 Priorities 9 31% 50% 21% Electric Vehicles Future Connectivity Medical 75

Why Own Celanese Today Our mission is to position Celanese as a top quartile company for total shareholder return by delivering earnings growth in any environment 10 Strong earnings leverage as demand recovers Actions underway to deliver near-term earnings improvement New leadership driving change Attractive valuation with upside potential for stock History of innovationDisciplined stewards of capital focused on deleveraging